UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2022

KUN PENG INTERNATIONAL LTD.

Formerly known as CX Network Group Inc.

Nevada	333-169805	EIN 32-0538640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1F, Building 3, No. 1001, Huihe South Street Banbidian Village Gaobeidian Town, Chaoyang District Beijing, PRC	100025
(Address of Principal Executive Offices)	(Zip Code)

+86 -1087227012

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable

TABLE OF CONTENTS

Item No.	Description of Item	Page No.
Item 9.01	Financial Statements and Exhibits	3

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This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed by Kun Peng International Ltd. (the “Company”) to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022 (the “Initial Report”) and to update the information in the Initial Report.

The Amendment to increase the Company’s authorized shares of Common Stock to 1,000,000,000 shares of $0.0001 par value was filed with the Nevada Secretary of State.

The 10:1 forward stock split was effected as of the beginning of trading on October 18, 2022

The Company filed an Electronic Notification of Corporate Action with the Financial Industry Regulatory Authority (“FINRA”). On October 17, 2022, the Company received notification by e-mail from FINRA that the 10:1 forward split would take effect at the open of business on October 18, 2022.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Certificate of Amendment to the Articles of Incorporation of Kun Peng International Ltd.**

99.1	Joint Written Consent of the Board of Directors and Majority Consenting Stockholder of Kun Peng International Ltd. approving the increase of its authorized capital structure from 200,000,000 shares of $0.0001 par value common stock to 1,000,000,000 shares of $0.0001 par value common stock, and retaining the previously authorized $0.0001 par value preferred shares, which may be issued in series and with such voting powers, designation, preferences, limitations, restrictions and relative rights as the Board of Directors may determine in its sole discretion. *

99.2	Kun Peng International Ltd Press Release dated September 5, 2022.**

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously Filed
**	Filed herewith

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SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

KUN PENG INTERNATIONAL LTD.

By:	/s/ Zhuang Richun
Zhuang Richun, Chief Executive Officer

Date: October 19, 2022

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